Sable Offshore Corp. Investor Presentation March 2025 Exhibit 99.2

2 FORWARD LOOKING STATEMENTS The information in this presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “could,” “should,” “will,” “ may,” “ believe,” “ anticipate,” “ intend,” “ estimate,” “expect,” “project,” “continue,” “plan,” forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements will contain such identifying words. These statements are based on the current beliefs and expectations of Sable’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause Sable’s actual results to differ materially from those described in the forward-looking statements include: the ability to recommence production of the SYU assets and the cost and time required therefor, production levels once recommenced; commodity price volatility; low prices for oil and/or natural gas; global economic conditions and inflation; increased operating costs; lack of availability of drilling and production equipment, supplies, services and qualified personnel; processing volumes and pipeline throughput; geographical concentration of operations; environmental and weather risks; regulatory changes and uncertainties; the uncertainty inherent in estimating oil and natural gas resources and in projecting future rates of production; reductions in cash flow and lack of access to capital; restrictions in existing or future debt agreements or structured or other financing arrangements; managing growth and integration of acquisitions, and failure to realize the expected value of acquisitions; the ability to recognize the anticipated benefits of the business combination; developments relating to our competitors and our industry; litigation, complaints and/or adverse publicity; privacy and data protection laws, privacy or data breaches, or loss of data; our ability to comply with laws and regulations applicable to our business; and other one-time events and other factors that can be found in Sable’s Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on Sable’s website (www.sableoffshore.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Except as required by applicable law, Sable undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. NON-PRODUCING ASSETS The SYU assets discussed in this presentation have not produced commercial quantities of hydrocarbons since such assets were shut in during June of 2015 when the only pipeline transporting hydrocarbons produced from such assets to market ceased operations. We estimate in this presentation that production can be recommenced the second quarter of 2025, but there can be no assurance that the necessary permits will be obtained that would allow the pipeline to recommence transportation and allow the assets to recommence production by that date or at all. If Restart Production is not achieved by March 1, 2026, the terms of the asset acquisition with EM would result in the assets being reverted to EM without any compensation to Sable therefor. OIL AND GAS RESOURCE INFORMATION This presentation includes information regarding estimates of oil and natural gas resources attributable to the SYU. None of the oil and gas resources attributable to the SYU are currently classifiable as proved or other reserves because, since the cessation of operations on the pipeline transporting production from the assets, there has been no means to deliver production from the assets to market. Sable has obtained a report (the “NSAI Report”) from Netherland, Sewell & Associates, Inc. (“NSAI”), independent petroleum consultants, with respect to the net estimated contingent resources attributable to the acquired assets and the related pre-tax discounted (at 10%) future net contingent cash flow from such contingent resources, as of December 31, 2021, based on 12-month unweighted arithmetic average of the first-day-of-the-month prices for each month in the period from January to December 2021. As defined by the Society of Petroleum Engineers and used in the NSAI Report, “contingent resources” are those quantities of petroleum which are estimated, on a given date, to be potentially recoverable from known accumulations, but which are not currently considered to be commercially recoverable. Contingent resource estimates may be characterized further as 1C (low estimate), 2C (best estimate) and 3C (high estimate). The contingent resources reflected in the NSAI Report are, as stated in the report, category 1C (low estimate). The NSAI Report states that the estimates included in the report are contingent on (1) approval from federal, state and local regulators to restart production, (2) reestablishment of oil transportation systems to deliver production to market, and (3) commitment to restart the wells and facilities. The NSAI Report states that, if these contingencies are successfully addressed, some portion of the contingent resources estimated in the report may be reclassified as reserves but notes that the estimates have not been risked to account for the possibility that the contingencies are not successfully addressed. The NSAI Report does not address (1) the portion of the contingent resources that could be reclassified as reserves if the contingencies are successfully addressed or (2) whether or to what extent any of the contingent resources that could be so reclassified would be classified as proved, probable or possible reserves. As defined in the Society of Petroleum Engineers’ Petroleum Resources Management System (“PRMS”), "best estimate" is the most realistic assessment of recoverable quantities if only a single result were reported. There is at least a 50% probability that the quantities actually recovered will equal or exceed the “best estimate.” As defined in the PRMS, "low estimate" is a conservative estimate of the quantity that will actually be recovered from the accumulation by a project. There is at least a 90% probability that the quantities actually recovered will equal or exceed the “low estimate.” The resource estimates and related future cash flow information included in this presentation reflect management's estimates, based in part on the contingent resources estimated in the NSAI Report and supplemented by management's own estimates of contingent resources attributable to the acquired assets and using the pricing and other assumptions noted in this presentation, of the contingent resources and cash flow that may have been attributable to the acquired assets if the contingencies had been addressed successfully on the date as of which the information is presented. Resource engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any resource or reserve estimate depends on the quality of available data, the interpretation of such data, and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing, and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact the combined company’s strategy and change the schedule of any production and development drilling. Accordingly, resource estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. USE OF PROJECTIONS This presentation contains financial projections for Sable, including with respect to its future capital expenditures. Sable’s auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, no such auditors have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, regulatory, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if the assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside Sable’s control. Accordingly, there can be no assurance that the projected results are indicative of Sable’s future performance or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person, including, without limitation, Sable, that the results contained in the projected information will be achieved. Disclaimer Exhibit 99.2

3 Premier offshore California asset paired with experienced management team Sable Offshore Corp. (NYSE: SOC) Santa Ynez Unit Las Flores Canyon Processing Facility Santa Ynez Unit (“SYU”) is a massive oil-weighted resource  Three offshore platforms located in federal waters north of Santa Barbara, California  Wholly-owned onshore production treatment facilities  Discovered in 1968 with significant production history  >100 identified infill drilling and step-out opportunities, along with workovers and ESP(1) installation on existing wellbores High Quality Asset Sable management are well-qualified to operate Santa Ynez  Exemplary track record of operating safely in California and offshore(2)  Demonstrated expertise via numerous awards from state and federal agencies  Developing strategy for carbon capture and storage (“CCS”) leveraging existing infrastructure and access Highly- Qualified Stewards of the Asset (1) Electric Submersible Pump. (2) While at Plains Exploration & Production, current Sable management team operated platforms included Irene at Point Pedernales and Hidalgo, Harvest and Hermosa at Point Arguello. Exhibit 99.2

4 SYU History Premier offshore project developed by Exxon over 40+ years  Discovered in 1968, over the course of 14 years Exxon consolidated more than a dozen offshore federal oil leases into a streamlined production unit known as SYU ─ SYU construction began in 1976 with Platform Hondo, with first production in 1981, followed by Platform Harmony and Platform Heritage (both online in 1994); both Harmony and Heritage have dedicated rigs for future development ─ SYU includes 112 wells (90 producers, 12 injectors, 10 idle); sizable inventory of infill drilling and additional step-out drilling opportunities(1) ─ Platforms located 5 to 9 miles offshore Santa Barbara County in shallow water depths of 900-1,200’(2)  Wholly-owned onshore oil and natural gas processing facility at Las Flores Canyon (not visible from highway)  Shut in since June 2015 due to pipeline issue (Plains All-American Pipeline (“AAPL”) operated) ─ Production at all Exxon platforms and facilities was safely suspended. SYU was placed into a preserved preserved state with regular inspections and maintenance ─ AAPL received Consent Decree and began work to re-start ─ Exxon acquired pipeline from AAPL ─ Sable targeting potential SYU production re-start in Q2 2025  Sable actively evaluating strategy for CCS utilizing existing infrastructure and access SYU Development Background (1) Sable management have identified >100 infill drilling and step-out opportunities. (2) Primary Reservoir: Miocene Monterey formation (Sour low-gravity oil (4-26 API); Secondary Reservoirs: Oligocene and Eocene oil/gas sandstone (Sweet high-gravity oil (35 API). Sable: POPCO: Pacific Pipeline Company crude oil transmission line to oil refineries state-wide Consumer natural gas to the Southern California Gas Company Exhibit 99.2

5 3 miles Santa Ynez Unit Overview SYU Technical Overview Significant production history and massive resource potential SYU Reservoir Characterization Massive Resource 1,700’ Original Oil Column (300’) Depleted Oil (400’) Gas Cap Expansion 1,000’ Oil Column Remaining 1,207 MMBoe of Net Recoverable Total Resources (561) MMBoe of Net Cum. Prod. 646 MMBoe of Remaining Total Net Estimated Contingent Resources Robust Production Prior to Pipeline Closure  Between 1981 and 2014, SYU produced over 671 MMBoe ─ Production averaged 29 MBbl/d and 27 MMcf/d in 2014 (gross), the last full year when the asset was online ─ Low, stable decline anticipated of ~8% on average annually from existing NSAI Low Estimate Base Contingent Resources over the next five years(1)  Sable has also identified >100 additional infill development and step-out opportunities across the leasehold ─ In 2010, Exxon drilled the world’s longest extended-reach well from an existing fixed platform drilling rig, increasing the ability to produce more oil from existing facilities; the well extends more than six miles horizontally 1 Billion + Barrels Recoverable 0 20 40 60 80 100 120 H is to ric al G ro ss O il Pr od uc tio n (M B bl /d ) Note: Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections. (1) 5-year period begins after expected production re-start date in Q2 2025. Exhibit 99.2

6 Las Flores Canyon Cogeneration & Processing Facility Las Flores Canyon Infrastructure Wholly-owned infrastructure at Las Flores Canyon reduces cash costs  Fully integrated oil and gas processing facilities acquired by Sable for managing 100% of the SYU produced volumes with additional capacity for future SYU development  Gas and NGL volumes sold into the Southern California market to homes and businesses and oil volumes sold at Brent based pricing to local refineries  Sable management believes that the facilities have been well maintained during the downtime  Evaluating significant CCS opportunity leveraging existing infrastructure and access Crude Storage Tanks Transportation Terminal Produced Water Pipeline Oil Treating Plant Co-Generation Power Plant Biologic Water Treating Plant  Crude Dehydration  Crude Stabilization  Gas Separation & Compression  Free Oil Removal  Degassing  Biological Treatment  540 kbbl capacity  Gas Turbine (40 MW)  Steam Generation  Steam Turbine (10 MW) LPG Storage & Loading POPCO Gas Plant  Gas Sweetening  NGL Fractionation  Sulfur Recovery  Gas Compression Gas Processing Plant  Gas Sweetening  Sulfur Recovery  NGL Fractionation  Fuel Gas sent to Power Plant  CCS opportunities available through existing infrastructure Exhibit 99.2

7 Note: Line 324 and Line 325 were formerly known as Line 901 and Line 903, respectively. Santa Ynez Unit Overview SYU Acreage Overview SYU leases are all located in Federal waters  Offshore Position ─ 16 Federal Leases, ~76,000 acres ─ First leased in 1969  Santa Ynez Unit Agreement ─ Effective date: November 12, 1970 ─ Unit blocks: OCS-P 180, 181, 182, 183, 187, 188, 189, 190, 191, 192, 193, 194, 195, 326, 329, 461 ─ Sable operated, 100% WI, 83.6% NRI ─ Annual lease extensions granted by the Bureau of Safety and Environmental Enforcement since shut-in; supported by quarterly updates  Onshore Position ─ ~1,480 surface acres, facilities occupy ~135 acres ─ Facilities 100% Sable owned Line 325: Permitted, Upgrades / Repairs Construction Underway (113 miles) Capitan Sable Offshore Las Flores Canyon Plant Los Angeles Refineries Bakersfield San Francisco Refineries Las Cruces Gaviota SLA Boundary State Waters Harmony Hondo Santa Ynez Unit Heritage Line 324: Permitted, Upgrades / Repairs Construction Underway (10.8 miles) Exhibit 99.2

8 Undrilled Inventory  SYU comprises several discrete fault bound accumulations; compartments defined by pressure compartments  2015 analysis identified step out potential for untested fault compartments or sub accumulations ─ Technical opportunity inventory based on spacing assumptions range from 20–80 acres (102 total opportunities) ─ For every platform, more opportunities exist than available donor wellbores at current spacing assumptions (i.e., slot-constrained) New Drill Inventory Overview Heritage Harmony Hondo 13⁰ API Elevation 2014/2015 Campaign Drillwell Infill / Step-Out Drilling Opportunity Success Case Step-Out Offset Opportunity Being Matured for Drilling Prior To Shut in Exhibit 99.2

9 $0 $100 $200 $300 $400 $500 $600 – 10,000 20,000 30,000 40,000 50,000 60,000 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Projected Annual C apex ($M M ) Pr oj ec te d Av er ag e N et P ro du ct io n (B O E/ D ) Sable Operational Plan SYU is primed for cash flow generation Projected Development Plan Note: Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections. Proposed development plan is based on market conditions and subject to annual Board approval. Rig Refurbishment Capex Development Workover Capex Development Drilling Capex Net Production Exhibit 99.2

10 NSAI Adjusted Low Estimate Base Forecast 133 ESP Installations Low Estimate 47 Development Drilling Program Best Estimate 354 Development Workover Program Best Estimate 113 Contingent Resource Summary(1)(2)(3) Substantial Resource Base (1) Assumes SEC pricing as of April 2024 and effective date of May 1, 2024. April 2024 SEC Pricing: Oil $83.14 / Bbl; Gas $2.40 / MMBtu; NGL $64.85 / Bbl. (2) Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections. (3) Net quantities shown herein are unrisked volumes and may represent levels of uncertainty as to their technical and commercial recovery. (4) Estimated using NSAI Report Resources at SEC Brent Pricing and Sable management estimated lease operating expenses; low estimate contingent resources with 90% probability of delivering unrisked remaining recoverable volumes from field-wide individual historical well performance. Assumes the wells and facilities will resume operation under similar production and sales conditions present at the time production was suspended. (5) Low estimate contingent resources with 90% probability of delivering unrisked incremental recoverable volumes from statistical field-wide historical well performance driven by the installation of ESPs. (6) Best estimate contingent resources with 50% probability of delivering unrisked remaining recoverable volumes from statistical field-wide historical new drill locations in untested fault compartments or sub-accumulations within test fault compartments. (7) Best estimate contingent resources with 50% probability of delivering unrisked remaining recoverable volumes from existing wellbores calculated from statistical field-wide historical work-over well performance. Net Contingent Resources (MMBoe) PV-10 Contingent Resources ($MM) Contingent Resources by Commodity Net Estimated Contingent Resources Estimated Cash Flows ($MM) Oil Gas NGL Total Capex PV-10 Resource Category (MMBbls) (Bcf) (MMBbls) (MMBoe) ($MM) SEC Pricing NSAI Adjusted Low Estimate Base Forecast(4) 111 121 2 133 – $2,285 ESP Installations Low Estimate(5) 41 33 1 47 $100 1,013 Total Low Estimate Contingent Resources 151 154 2 179 $100 $3,298 Development Drilling Program Best Estimate(6) 308 251 4 354 $1,997 $4,810 Development Workover Program Best Estimate(7) 98 80 1 113 245 1,921 Total Best Estimate Contingent Resources 406 332 5 467 $2,242 $6,731 Total Net Estimated Contingent Resources / Total Blended NAV 557 486 7 646 $2,342 $10,029 NSAI Adjusted Low Estimate Base Forecast $2,285 ESP Installations Low Estimate $1,013 Development Drilling Program Best Estimate $4,810 Development Workover Program Best Estimate $1,921 Oil 86% Gas 13% NGL 1% Exhibit 99.2

11 Key Milestones Sable is advancing towards a successful re-start Completed Business Combination with SOC and $440MM PIPE February 14, 2024 BOEM(1) approved assignments of title from XOM to SOC; BSEE(2) approved SOC as operator of SYU May 23, 2024 Safety valve settlement agreement with Santa Barbara County August 30, 2024 OSFM(3) approved implementation of enhanced pipeline integrity standards December 19, 2024 Completed Anticipated Completed redemption of public warrants for $183.5MM November 4, 2024 OSFM(3) affirmed Risk Analysis & Implementation Plan July 11, 2024 Hydrotest of pipelines and OSFM(3) approval of updated start- up plan Q2 2025 (1) Bureau of Ocean Energy Management (2) Bureau of Safety and Environmental Enforcement (3) California Office of the State Fire Marshal Closed $150MM PIPE September 26, 2024 Received confirmation from Santa Barbara County that certain pipeline repair work is authorized by existing permits February 12, 2025 Production restart Q2 2025 Exhibit 99.2

12 Sable Management Team is an award-winning, safe, and prudent California Operator Two commendations from the Air Pollution Control District for Emissions Reductions and Use of Innovative Emissions Control Technology at the Arroyo Grande Oil Field  “Due to PXP’s generosity and civic mindedness … [using] their facility, nearly 200 firefighters have received important Survival Training” – Ron Lawrence, Central Regional Training / Safety Captain LA County Fire Department  “The Culver City Fire Department is forever grateful to Plains Exploration & Production Co. for their continued training support and expertise” – Tim Wilson, Captain / Training Officer, Culver City Fire Dept. Health, Safety, and Environmental Highlights Risk Management Partner to Local Communities Offshore California Highlights  Sable Management has a track record of excellence as a safe and responsible steward of California’s onshore and offshore resources  As PXP, owned / operated offshore Point Arguello (Harvest Platform, Hermosa Platform, and Hidalgo Platform) and Point Pedernales (Irene Platform)  Onshore operations included Arroyo Grande, Los Angeles Basin, and San Joaquin Valley assets 2011: Occupational Excellence Achievement Award for 21 PXP locations 2009-2010: Perfect Record Award for operating 11,390 employee hours without occupational injury or illness involving days away from work 2009: National Industry Leadership Award 2007-2008: Occupational Excellence Achievement Awards for Outstanding Safety Practices Occupational Excellence Achievement Awards for Outstanding Safety Practices 2008-2004: Recipient of the Environmental Lease Maintenance Award 2006: Recipient of the Clean Lease Awards Division of Oil, Gas and Geothermal Resources (DOGGR) Lease Maintenance Award for Outstanding Safety and Lease Maintenance 12 years and 13 years in a row at Packard and San Vicente 2004: Received Santa Barbara County’s First and Only “Resolution for Good Operator” Recognizing PXP’s Outstanding Operating Performance 2008: Santa Barbara County Commendation for Outstanding Maintenance Practices at LOGP 2004: Ranked MMS’s Best Operator in the Pacific OCS for Safety of Platform and Pipeline Operations Onshore California Highlights 2010: Occupational Excellence Achievement Award for PXP’s California Los Angeles Basin San Vicente and Packard locations 2006: U.S. Bureau of Land Management Operator of the Year Award 2006: Best Management Practices National Award in Habitat Conservation (2) (1) (1) Minerals Management Service (MMS) was reorganized into Bureau of Ocean Energy Management (BOEM) and Bureau of Safety and Environmental Enforcement (BSEE) in 2011. (2) Division of Oil, Gas and Geothermal Resources (DOGGR) was reorganized into California Geologic Energy Management Division (CalGEM) in 2020. Platform Hondo Platform Harmony Platform Heritage Exhibit 99.2

13 2H25 Guidance Production Net Average Daily Production (BOE/D) 20,000 ‒ 25,000 Working Interest (%) 100.0% Average Net Revenue Interest (%) 83.6% Operational Capex Facilities Capex ($MM) $50 ‒ $60 Workover Capex ($MM) 20 ‒ 30 Total Capex ($MM) $70 ‒ $90 Operational Development Workovers 5 ‒ 7 $MM, unless noted otherwise Capitalization Share Price (as of 3/14/2025) $24.86 (x) Common Shares Outstanding, MM(1) 89.4 Equity Value $2,223 (+) 1L Term Loan (Net of Deposit)(2) $834 (‒) Cash on Balance Sheet(2) 300 Enterprise Value $2,756 Note: Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections. Proposed development plan is based on market conditions and subject to annual Board approval. (1) Private Placement Warrants and Working Capital Warrants have the option to convert on a cashless basis. Common Shares Outstanding as of 03/14/2025. (2) 1L Term Loan and Unrestricted Cash balances as of 12/31/2024.  Refinance 1st lien term loan ‒ Optimize capital structure to allow for maximum shareholder returns  Implement hedging program ‒ Reduce downside risk while maintaining upside exposure via combination of deferred premium puts and costless collars  Institute aggressive shareholder return program ‒ Target fixed quarterly dividend ‒ Opportunistically repurchase shares with excess cash ‒ Maintain conservative leverage profile 2H 2025 Financial Guidance Financial Overview Capital Structure Financial Objectives Exhibit 99.2

14 Attractive Production & Resources Profile at a Discount  Substantial production base that is ~83% oil with decades of productive historyLarge Production Base ~28 MBoe/d Net Production Forecast Once Fully Online I  Attractive public valuation in conjunction with planned re-startAttractive Discount to NAV 1.9x Low Estimate Contingent Resources (Including Workover Program) PV-10 / TEV III  Versus peer group average of $16.87(2)~44% Discount to Peer Group on PD Reserves $9.41 TEV / Low Estimate Contingent Resources (Including Workover Program) $ / Boe IV  Highly economic oil development opportunities representing infill and step-out locations with decades of performance historyDeep Inventory OpportunityV >100 Identified, Undrilled Opportunities  Shallow decline profile reduces reinvestment rate required to maintain projected productionShallow DeclineII ~8% YoY(1) 5-Year Annual Average Resource Decline Note: Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections. Market data as of March 14, 2025. (1) 5-year period begins after expected production re-start in Q2’2025. (2) Peer group includes: BRY, CHRD, CIVI, CRC, KOS, MGY, MUR, TALO and WTI. Exhibit 99.2

15 Key Investment Highlights  Sable management targeting long-term leverage ratios of ~1.0x to maximize flexibility for distributions and development Conservative Leverage Profile  Low-Cost, low-decline assets enable an aggressive shareholder return program via dividends and share repurchases Attractive Returns  Modest reinvestment required in the near-term as Sable capitalizes on ESP installations and workovers on existing wellbores Primed for Low-Cost Production Growth  De-risked reservoir first discovered in the 1960’s  Potential for substantial growth with accelerated development Substantial Upside  Wholly-owned pipeline and processing helps preserve margin  Oil sales contracts linked to Brent Crude Access to Infrastructure & End Markets  100% operated with favorable 16.4% royalty burdenHigh Operational Control  Outstanding HS&E(1) and operational track record in California  Significant opportunity for CCS utilizing existing assets HS&E Stewardship (1) Health, safety and environment. Santa Ynez Unit is a Differentiated, Value Driven Asset Premier asset and experienced management team drive shareholder value Exhibit 99.2